UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2023

Investcorp Europe Acquisition Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41161	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Century Yard, Cricket Square Elgin Avenue P.O. Box 1111, George Town Grand Cayman, Cayman Islands		KY1-1102
(Address of principal executive offices)		(Zip Code)

+1 (345) 949-5122

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 27, 2023, Investcorp Europe Acquisition Corp I (the “Company”) entered into a non-interest bearing convertible unsecured loan (the “Loan”) in the principal amount of up to $1,250,000 from the Company’s sponsor, Europe Acquisition Holdings Limited, an exempted company incorporated in the Cayman Islands, or an affiliate thereof (the “Sponsor”) to provide the Company with additional working capital during the proposed Extension (as defined below), and to fund the Contributions described in Item 8.01. The portion of the Loan used to provide the Company with additional working capital during the Extension will not be deposited into the Company’s trust account (the “Trust Account”).

If the Company does not consummate an initial business combination by the Extended Date (as defined below), the Loan will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Contributions are conditioned on the approval of the Extension Amendment Proposal (as defined below) and the implementation of the Extension. If at any time following the Extraordinary General Meeting (as defined below), the Company’s board of directors (the “Board”) determines that the Company will not be able to consummate an initial business combination by the Extended Date and that the Company shall instead liquidate, the Sponsor’s obligation to continue to make Contributions shall cease immediately upon such determination.

A copy of the Loan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure as set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Loan.

Item 8.01	Other Events

While the Company has entered into a business combination agreement and publicly filed a Registration Statement on Form F-4 with the Securities and Exchange Commission on November 22, 2023, the Board has determined that there may not be sufficient time before December 17, 2023 to consummate an initial business combination. Therefore, the Board has determined the Extension Amendment Proposal is in the best interests of the Company’s shareholders.

If the Extension Amendment Proposal is approved at the Company’s Extraordinary General Meeting, the Sponsor has agreed, by making monthly advancements on the Loan, to contribute (each such contribution, a “Contribution”) into the Trust Account the lesser of (x) an aggregate of $150,000 or (y) $0.02 per share for each Class A ordinary share included as part of the units sold in the Company’s initial public offering (including any shares issued in exchange thereof) that are not redeemed at the Extraordinary General Meeting for each monthly period (commencing on December 17, 2023 and ending on the 17th day of each subsequent month), or portion thereof, until the earlier of the completion of the initial business combination and the Extended Date. For the avoidance of doubt, the maximum aggregate Contributions to the Trust Account shall not exceed $900,000 based on up to six monthly Contributions through the Extended Date.

While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the Company’s IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of the Company’s initial business combination or liquidation.

Supplement to the Definitive Proxy Statement

As previously announced, the Company will hold an extraordinary general meeting (the “Extraordinary General Meeting”) on December 5, 2023, to consider and vote upon, among other things, a proposal (the “Extension Amendment Proposal”) to extend the date by which the Company must complete a business combination from December 17, 2023 to June 17, 2024 (such date, the “Extended Date”). The Company has determined to supplement the Company’s definitive proxy statement related to the Extraordinary General Meeting as set forth below (the “Proxy Supplement”) to provide information about the proposed Contributions.

There is no change to the location, the record date, or any of the proposals to be acted upon at the Extraordinary General Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

INVESTCORP EUROPE ACQUISITION CORP I

Dated November 27, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2023, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the extension (the “Extension” and such proposal, the “Extension Amendment Proposal”) of the time period during which the Company has to complete an initial business combination from December 17, 2023 to June 17, 2024 (such date, the “Extended Date”). The purpose of the supplemental disclosures is to provide an update on the proposed contributions to the Company’s trust account in connection with the Extension.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Registration Statement on Form F-4

We are not asking you to vote on the Business Combination at this time. The Business Combination will be submitted to shareholders of the Company for their consideration. On November 22, 2023, OpSec Holdings filed a Registration Statement on Form F-4 with the SEC, which includes a proxy statement to be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its Extraordinary General Meeting to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

Contributions to Trust Account

On November 27, 2023, the Company entered into a non-interest bearing convertible unsecured loan (the “Loan”) in the principal amount of up to $1,250,000 from the Sponsor to provide the Company with additional working capital during the proposed Extension, and to fund the Contributions described herein. If the Extension Amendment Proposal is approved at the Extraordinary General Meeting, the Sponsor has agreed, by making monthly advancements on the Loan, to contribute (each such contribution, a “Contribution”) into the Company’s Trust Account the lesser of (x) an aggregate of $150,000 or (y) $0.02 per share of the public shares that are not redeemed at the Extraordinary General Meeting for each monthly period (commencing on December 17, 2023 and ending on the 17th day of each subsequent month), or portion thereof, until the earlier of the completion of the initial business combination and the Extended Date. For the avoidance of doubt, the maximum aggregate Contributions to the Trust Account shall not exceed $900,000 based on up to six monthly Contributions through the Extended Date.

The portion of the Loan used to provide the Company with additional working capital during the Extension will not be deposited into the Trust Account.

If the Company does not consummate an initial business combination by the Extended Date, the Loan will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Contributions are conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. If at any time following the Extraordinary General Meeting, the Board determines that the Company will not be able to consummate an initial business combination by the Extended Date and that the Company shall instead liquidate, the Sponsor’s obligation to continue to make Contributions shall cease immediately upon such determination.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “seem,” “anticipates,” “seeks,” “future,” “predicts,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the proposed Contributions. These statements are based on current expectations on the date of this announcement and involve a number of risks and uncertainties that may cause actual results to differ significantly. Many actual events and circumstances are beyond the control of the Company. These forward looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into definitive agreements or consummate a transaction with an initial business combination target; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Trust Account after satisfaction of such requests; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this current report. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On November 9, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Investcorp Europe Acquisition Corp I, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Loan Agreement dated November 27, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp Europe Acquisition Corp I

Date: November 27, 2023	By:	/s/ Craig Sinfield-Hain
	Name:	Craig Sinfield-Hain
	Title:	Chief Financial Officer